UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 11, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 14 pages.

ITEM 9.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the third quarter of 2002.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued October 11, 2002

October 11, 2002

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(336) 733-1002

BB&T’s earnings increase 18.5% in 3rd quarter

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE:BBT) reported today record earnings for the third quarter of 2002 totaling $336.0 million, excluding merger-related charges. These earnings reflect an increase of 18.5% compared with $283.5 million earned in the third quarter of 2001. Diluted earnings per share for the current quarter were $.70 excluding merger-related charges, an increase of 12.9% compared with $.62 earned during the third quarter last year.

          The merger-related charges for the third quarter of 2002, which totaled $7.8 million on an after-tax basis, resulted primarily from the acquisitions and systems integrations of AREA Bancshares Corporation and MidAmerica Bancorp.

          BB&T’s third quarter 2002 annualized returns on average assets and average shareholders’ equity were 1.72% and 18.09%, respectively, excluding merger-related charges, compared with prior year ratios of 1.62% and 19.05%, respectively.

          Cash basis operating results exclude the effects of intangible assets and related amortization expenses. Excluding merger-related charges, cash basis earnings totaled $340.3 million for the third quarter of 2002, or $.71 per diluted share. These results reflect increases of 13.2% in cash basis earnings and 9.2% in cash basis diluted earnings per share compared with prior year results. Cash basis earnings for the current quarter produced an annualized return on average tangible assets of 1.78%, and an annualized return on average tangible shareholders’ equity of 23.72%.

          Including merger-related charges, net income for the third quarter of 2002 totaled $328.2 million compared with $222.0 million earned in the third quarter of 2001, an increase of 47.8%. On a diluted per share basis, net income for the quarter was $.68, up 41.7% compared with $.48 earned in the comparable period in 2001. Net income for the third quarter generated an annualized return on average assets of 1.68% and an annualized return on average shareholders’ equity of 17.66% compared with prior year ratios of 1.27% and 14.92%, respectively. For the first nine months of 2002, net income totaled $965.8 million, an increase of 38.8% compared with $695.7 million earned in the first nine months of 2001. On a diluted per share basis, year-to-date earnings were $2.02, up 33.8% compared with last year.

MORE

          “I am pleased to announce solid third quarter results, particularly given the sluggish business conditions,” said Chairman and Chief Executive Officer John A. Allison. “The economy has been marked by slower commercial loan growth, increased levels of credit losses and nonperforming assets, and record volumes of mortgage refinance activity, which produce writedowns in mortgage servicing assets. In the face of all these challenges, BB&T has performed remarkably well.”

          For the first nine months of 2002, BB&T’s earnings were $974.2 million, or $2.04 per diluted share, excluding $18.2 million of after-tax merger-related charges and $9.8 million of net income resulting from the implementation of a new accounting principle during the first quarter. These earnings reflect increases of 19.9% and 15.3%, respectively, compared with 2001. Earnings for the nine months ended Sept. 30, excluding merger-related charges and the cumulative effect of adopting a new accounting standard, generated an annualized return on average assets of 1.74% and an annualized return on average shareholders’ equity of 18.60%, compared with prior year ratios of 1.59% and 19.11%, respectively.

Noninterest Income Growth Drives Performance

          Total noninterest income was $422.2 million for the third quarter of 2002, an increase of 25.4% compared with the same period in 2001. This increase was primarily driven by service charges on deposits, agency insurance commissions, trust revenues and investment banking and brokerage fees and commissions.

          Income from service charges on deposit accounts totaled $104.8 million for the third quarter, an increase of 18.6% compared with the same period in 2001. This increase resulted from growth in commercial account analysis fees, service charge revenues from acquired banks and growth in deposit accounts and transaction volume.

          BB&T’s revenues from insurance operations totaled $76.5 million in the third quarter of 2002, up 73.4% compared with the third quarter last year. This significant increase reflects a number of acquisitions during the last quarter of 2001 and during 2002, the largest of which was the Jan. 1 purchase of CRC Insurance Services, Inc., BB&T’s wholesale insurance brokerage subsidiary.

          Trust revenues totaled $27.4 million during the third quarter, an increase of 19.4% compared to the same period last year. Higher fees from asset and estate management produced this healthy growth during the quarter.

          Investment banking and brokerage fees and commissions totaled $47.9 million for the quarter, an increase of 9.9% compared with the third quarter last year. This increase resulted from higher fixed income securities underwriting fees, retail brokerage fees and investment banking income.

MORE

          BB&T’s income from mortgage banking operations reflects a net loss of $59.5 million for the third quarter caused by a $130.8 million writedown in capitalized mortgage servicing rights. The writedown was due to continued declines in mortgage rates and resulting high volumes of mortgage refinance activity. The writedown in servicing rights was offset by gains from sales of securities available for sale.

          “Throughout the current economic slowdown, our noninterest income generating businesses have produced strong results,” said Allison. “This performance can be attributed to BB&T’s focus on integrated relationship management – identifying and providing the services our clients need. Our sales culture provides a distinct competitive advantage in periods of economic growth as well as more challenging business conditions.”

Average Loans Increase 9.4%

          BB&T’s loan and lease portfolio averaged $51.6 billion for the third quarter, an increase of 9.4% compared to the third quarter of 2001. Average commercial loans and leases increased 11.9% over this time frame, and average consumer loans also increased 11.9%. Average mortgage loans for the third quarter of 2002 decreased slightly compared to the same period last year, a result of sales of mortgage loans. Excluding acquisitions since the third quarter of 2001, average loans increased 1.3% in the current quarter compared to the prior year.

Nonperforming Assets and Loan Losses Increase Due to Sluggish Economy

          BB&T’s total nonperforming assets and loan charge-offs increased during the third quarter. Nonperforming assets as a percentage of total assets were .54% at Sept. 30, up from .45% at the end of the third quarter of 2001, but relatively stable compared to the last three quarters. Annualized net charge-offs were .49% of average loans and leases for the third quarter of 2002, compared with .37% for the third quarter last year. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the third quarter of 2002 were .40% of average loans and leases. Compared with the most recent industry data released by the FDIC, BB&T’s nonperformers and charge-offs continue to be approximately half that of the industry.

BB&T Expands in Fast-Growing Markets

          On Sept. 27, BB&T announced plans to acquire Equitable Bank of Wheaton, Md. The acquisition expands BB&T’s presence in the fast-growing and economically dynamic Maryland suburbs of Washington, D.C. Equitable has approximately $477 million in assets and operates five full-service banking offices in Montgomery and Prince George’s counties. BB&T is the fifth largest bank in metro Washington, D.C., in terms of deposit market share.

          On Oct. 3, plans were announced to acquire FloridaFirst Bancorp of Lakeland, Fla. FloridaFirst has approximately $812 million in assets and operates 18 full-service banking offices in Polk, Manatee, Highlands and Sumter counties in central Florida and along the west central coast. The planned transaction builds on BB&T’s recently completed acquisition of Regional Financial Corp., the parent company for First South Bank, a $1.6 billion financial institution based in Tallahassee, Fla., with offices in the Florida Panhandle, Jacksonville, and along the Gulf Coast from Beverly Hills to Naples. These acquisitions represent the first steps in BB&T’s plans to build a strong presence in Florida, one of America’s most economically attractive and fastest growing states.

MORE

          On Sept. 18, BB&T announced plans to acquire Piedmont Brokerage Services LLC, a professional liability specialist based in High Point, N.C. Piedmont Brokerage Services’ specialty lines include liability coverage for directors and officers, errors and omissions policies, and employment practices liability.

          On July 1, BB&T completed its acquisition of Hunt, DuPree, Rhine & Associates Inc., an employee benefits and investment advisory firm based in Greenville, S.C. The firm was combined with W.E. Stanley, the Greensboro, N.C.-based actuarial and employee benefits consulting company BB&T acquired in 1998. The combined company offers group medical plans, insurance and investment consulting, actuarial services, benefit communications, and 401(k) and Section 125 flexible benefits programs.

           BB&T Insurance Services announced plans to acquire two high-quality insurance agencies. On Oct. 1, plans were announced to acquire Landrum-Yaeger & Associates Inc. of Tallahassee, Fla., providing BB&T's insurance subsidiary with its initial presence in Florida. On Oct. 4, BB&T said it would expand its South Carolina insurance operations through the acquisition of Carolina Insurance Consultants, of Greenville.

          Also during the third quarter, BB&T successfully completed the systems integrations of AREA Bancshares of Owensboro, Ky., and MidAmerica Bancorp of Louisville, Ky. These acquisitions make BB&T the third largest financial institution in Kentucky.

          At Sept. 30, BB&T had $78.2 billion in assets and operated more than 1,100 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Oct. 10 was $33.04 per share.

          For additional information about BB&T’s financial performance, company news, and products and services, please visit our web site at www.BBandT.com.

           To hear a live webcast of BB&T's third quarter 2002 earnings conference call at 10 a.m. today, please visit our web site at www.BBandT.com. Replays of the conference call will be available through our web site until 5 p.m. (EDT) Oct. 25.

#

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/02	9/30/01	$	%

INCOME STATEMENT EXCLUDING MERGER-RELATED CHARGES (1)
Interest income - taxable equivalent	$1,167,558	$1,260,544	$(92,986)	(7.4)%
Interest expense	424,903	591,820	(166,917)	(28.2)
Net interest income - taxable equivalent	742,655	668,724	73,931	11.1
Less: Taxable equivalent adjustment	40,563	45,572	(5,009)	(11.0)
Net interest income	702,092	623,152	78,940	12.7
Provision for loan & lease losses	64,000	45,500	18,500	40.7
Net interest income after provision for loan & lease losses	638,092	577,652	60,440	10.5
Noninterest income (2)	422,247	336,593	85,654	25.4
Noninterest expense (3)	593,367	514,710	78,657	15.3
Income before income taxes	466,972	399,535	67,437	16.9
Provision for income taxes	131,003	116,020	14,983	12.9
Income excluding merger-related charges (1)	335,969	283,515	52,454	18.5
Merger-related charges, net of tax (1)	7,812	61,549	(53,737)	NM
Net income	$328,157	$221,966	$106,191	47.8%

PER SHARE DATA EXCLUDING MERGER-RELATED CHARGES (1)
Basic earnings	$.70	$.62	$.08	12.9%
Diluted earnings	.70	.62	.08	12.9
Weighted average shares - Basic	477,112,074	454,346,907
Diluted	482,325,535	460,387,879
Dividends paid on common shares	$.29	$.26	$.03	11.5%

PERFORMANCE RATIOS EXCLUDING MERGER-RELATED CHARGES (1)
Return on average assets	1.72%	1.62%
Return on average equity	18.09	19.05
Return on average realized equity (4)	18.93	20.00
Net yield on earning assets (taxable equivalent)	4.25	4.19
Efficiency (taxable equivalent) (5)	50.9	51.3

CASH BASIS PERFORMANCE
EXCLUDING MERGER-RELATED CHARGES (1)(6)
Earnings excluding merger-related charges	$340,261	$300,643	$39,618	13.2%
Diluted earnings per share	.71	.65	.06	9.2
Return on average tangible assets	1.78%	1.73%
Return on average tangible equity	23.72	23.57
Return on average realized tangible equity (4)	25.17	24.94
Efficiency ratio (taxable equivalent) (5)	50.3	49.6

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/02	9/30/01	$	%

INCOME STATEMENT
Interest income - taxable equivalent	$1,167,558	$1,259,083	$(91,525)	(7.3)%
Interest expense	424,903	591,820	(166,917)	(28.2)
Net interest income - taxable equivalent	742,655	667,263	75,392	11.3
Less: Taxable equivalent adjustment	40,563	45,572	(5,009)	(11.0)
Net interest income	702,092	621,691	80,401	12.9
Provision for loan & lease losses	64,000	68,500	(4,500)	(6.6)
Net interest income after provision for loan & lease losses	638,092	553,191	84,901	15.3
Noninterest income	422,247	335,982	86,265	25.7
Noninterest expense	606,061	581,911	24,150	4.2
Income before income taxes	454,278	307,262	147,016	47.8
Provision for income taxes	126,121	85,296	40,825	47.9
Net Income	$328,157	$221,966	$106,191	47.8%

PER SHARE DATA
Basic earnings	$.69	$.49	$.20	40.8%
Diluted earnings	.68	.48	.20	41.7
Weighted average shares - Basic	477,112,074	454,346,907
Diluted	482,325,535	460,387,879
Dividends paid on common shares	$.29	$.26	$.03	11.5%

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.68%	1.27%
Return on average equity	17.66	14.92
Return on average realized equity (4)	18.49	15.65

NOTES:		Applicable ratios are annualized.
	(1)	Merger-related charges include $7.8 million and $61.5 million in 2002 and 2001, respectively, of net after-tax expenses primarily associated with acquisitions.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $37.5 million, or 11.1%, for the quarter compared to the same period in 2001.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $10.9 million, or 2.1%, for the quarter compared to the same period in 2001.
	(4)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(5)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related charges.
	(6)	Cash basis performance excludes the effect on earnings of amortization expense applicable to intangible assets and the unamortized balances of intangibles from assets and equity.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/02	9/30/01	$	%

INCOME STATEMENT EXCLUDING MERGER-RELATED CHARGES (1)
Interest income - taxable equivalent	$3,446,585	$3,863,053	$(416,468)	(10.8)%
Interest expense	1,291,433	1,911,465	(620,032)	(32.4)
Net interest income - taxable equivalent	2,155,152	1,951,588	203,564	10.4
Less: Taxable equivalent adjustment	115,763	147,927	(32,164)	(21.7)
Net interest income	2,039,389	1,803,661	235,728	13.1
Provision for loan & lease losses	179,000	122,968	56,032	45.6
Net interest income after provision for loan & lease losses	1,860,389	1,680,693	179,696	10.7
Noninterest income	1,201,105	976,073	225,032	23.1
Noninterest expense	1,702,356	1,509,003	193,353	12.8
Income before income taxes	1,359,138	1,147,763	211,375	18.4
Provision for income taxes	384,920	335,376	49,544	14.8
Income excluding merger-related charges (1)	974,218	812,387	161,831	19.9
Merger-related charges, net of tax (1)	8,464	116,692	(108,228)	NM
Net income	$965,754	$695,695	$270,059	38.8%

PER SHARE DATA EXCLUDING MERGER-RELATED CHARGES (1)
Basic earnings	$2.06	$1.79	$.27	15.1%
Diluted earnings	2.04	1.77	.27	15.3
Weighted average shares - Basic	472,764,083	452,904,319
Diluted	478,363,530	459,235,651
Dividends paid on common shares	$.81	$.72	$.09	12.5%

PERFORMANCE RATIOS EXCLUDING MERGER-RELATED CHARGES (1)
Return on average assets	1.74%	1.59%
Return on average equity	18.60	19.11
Return on average realized equity (4)	19.40	19.88
Net yield on earning assets (taxable equivalent)	4.26	4.17
Noninterest income as a percentage of
total income (taxable equivalent) (2)	35.6	33.1
Efficiency (taxable equivalent) (2)	50.8	51.7

CASH BASIS PERFORMANCE EXCLUDING MERGER-RELATED CHARGES (1)(3)
Earnings excluding merger-related charges	$985,111	$864,639	$120,472	13.9%
Diluted earnings per share	2.06	1.88	.18	9.6
Return on average tangible assets	1.79%	1.72%
Return on average tangible equity	23.71	23.83
Return on average realized tangible equity (4)	25.00	24.98
Efficiency ratio (taxable equivalent) (2)	50.3	49.8

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/02	9/30/01	$	%

INCOME STATEMENT
Interest income - taxable equivalent	$3,446,585	$3,861,004	$(414,419)	(10.7)%
Interest expense	1,291,433	1,911,465	(620,032)	(32.4)
Net interest income - taxable equivalent	2,155,152	1,949,539	205,613	10.5
Less: Taxable equivalent adjustment	115,763	147,927	(32,164)	(21.7)
Net interest income	2,039,389	1,801,612	237,777	13.2
Provision for loan & lease losses	179,000	159,318	19,682	12.4
Net interest income after provision for loan & lease losses	1,860,389	1,642,294	218,095	13.3
Noninterest income	1,201,105	1,014,660	186,445	18.4
Noninterest expense	1,731,223	1,684,251	46,972	2.8
Income before income taxes and change in accounting principle	1,330,271	972,703	357,568	36.8
Provision for income taxes	374,297	277,008	97,289	35.1
Income before cumulative effect of change in accounting principle	955,974	695,695	260,279	37.4
Cumulative effect of change in accounting principle	9,780	--	9,780	NM
Net income	$965,754	$695,695	$270,059	38.8%

PER SHARE DATA
Basic earnings
Income before cumulative effect of change in accounting principle	$2.02	$1.54	$.48	31.2%
Cumulative effect of change in accounting principle	.02	--	.02	NM
Net income	2.04	1.54	.50	32.5
Diluted earnings
Income before cumulative effect of change in accounting principle	2.00	1.51	.49	32.5
Cumulative effect of change in accounting principle	.02	--	.02	NM
Net income	$2.02	$1.51	$.51	33.8%

PERFORMANCE RATIOS
Return on average assets	1.72%	1.36%
Return on average equity	18.44	16.36
Return on average realized equity (4)	19.23	17.03

NOTES:		Applicable ratios are annualized.
	(1)	Merger-related charges include $18.2 million and $116.7 million in 2002 and 2001, respectively, of net after-tax expense associated primarily with acquisitions, and the cumulative effect of a change in accounting principle, which resulted in the recognition of
	(2)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related charges for all periods.
	(3)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and
	(4)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	9/30/01	$	%

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,416,181	$16,679,755	$(263,574)	(1.6)%
Securities held to maturity	51,401	38,379	13,022	33.9
Trading securities	121,525	116,523	5,002	4.3
Total securities	16,589,107	16,834,657	(245,550)	(1.5)
Commercial loans & leases	28,880,433	25,532,901	3,347,532	13.1
Consumer loans	12,782,666	11,278,277	1,504,389	13.3
Revolving credit loans	1,010,860	908,868	101,992	11.2
Mortgage loans	10,390,742	9,429,390	961,352	10.2
Total loans & leases	53,064,701	47,149,436	5,915,265	12.5
Allowance for loan & lease losses	723,688	634,552	89,136	14.0
Other earning assets	518,476	370,912	147,564	39.8
Total earning assets	69,629,079	63,685,851	5,943,228	9.3
Total assets	78,186,831	70,309,046	7,877,785	11.2
Noninterest-bearing deposits	7,967,366	6,356,051	1,611,315	25.4
Savings & interest checking	2,970,575	3,094,104	(123,529)	(4.0)
Money rate savings	15,636,969	13,156,255	2,480,714	18.9
CDs and other time deposits	23,236,561	22,607,819	628,742	2.8
Total deposits	49,811,471	45,214,229	4,597,242	10.2
Short-term borrowed funds	4,797,992	5,923,442	(1,125,450)	(19.0)
Long-term debt	13,384,826	11,408,329	1,976,497	17.3
Total interest-bearing liabilities	60,026,923	56,189,949	3,836,974	6.8
Total shareholders' equity	$7,534,817	$5,969,828	$1,564,989	26.2

Average balances
Securities, at amortized cost	$17,220,687	$15,767,819	$1,452,868	9.2%
Commercial loans & leases	27,698,177	25,081,926	2,616,251	10.4
Consumer loans	12,108,907	11,138,540	970,367	8.7
Revolving credit loans	970,308	873,701	96,607	11.1
Mortgage loans	9,145,651	9,212,406	(66,755)	(.7)
Total loans & leases	49,923,043	46,306,573	3,616,470	7.8
Other earning assets	422,283	456,624	(34,341)	(7.5)
Total earning assets	67,566,013	62,531,016	5,034,997	8.1
Total assets	74,886,034	68,220,716	6,665,318	9.8
Noninterest-bearing deposits	7,016,475	6,087,488	928,987	15.3
Savings & interest checking	3,373,876	3,402,376	(28,500)	(.8)
Money rate savings	14,488,268	12,264,082	2,224,186	18.1
CDs and other time deposits	23,673,182	22,274,779	1,398,403	6.3
Total deposits	48,551,801	44,028,725	4,523,076	10.3
Short-term borrowed funds	5,652,086	6,209,027	(556,941)	(9.0)
Long-term debt	11,727,122	10,874,438	852,684	7.8
Total interest-bearing liabilities	58,914,534	55,024,702	3,889,832	7.1
Total shareholders' equity	$7,001,964	$5,684,865	$1,317,099	23.2

		As of / For the Quarter Ended

(Dollars in thousands)		9/30/02	6/30/02	3/31/02	12/31/01	9/30/01

MISCELLANEOUS INFORMATION (1)
Unrealized appreciation (depreciation) on
securities available for sale, net of tax		$333,476	$291,101	$160,399	$288,107	$407,966
Derivatives (notional value)		9,476,733	5,787,952	5,222,994	5,614,502	3,752,445
Fair value of derivatives portfolio		79,380	40,848	46,936	43,973	(2,407)
Common stock prices (daily close):	High	38.40	39.23	39.11	36.96	38.48
	Low	32.18	36.60	34.47	32.10	33.57
	End of period	35.04	38.60	38.11	36.11	36.45
Weighted average shares -	Basic	477,112,074	478,121,878	462,902,144	454,031,392	454,346,907
	Diluted	482,325,535	484,009,961	468,604,312	459,369,269	460,387,879
End of period shares outstanding		480,439,801	475,535,863	481,195,674	455,682,560	452,984,331
End of period banking offices		1,123	1,122	1,132	1,081	1,085
ATMs		1,701	1,723	1,718	1,613	1,614

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	BB&T had approximately 23,500 full-time equivalent employees at September 30, 2002.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	9/30/02	6/30/02	3/31/02	12/31/01	9/30/01

INCOME STATEMENTS EXCLUDING
MERGER-RELATED CHARGES (1)
Interest income - taxable equivalent
Interest & fees on loans & leases	$897,969	$881,019	$844,798	$897,529	$977,910
Interest & dividends on securities	267,667	276,837	272,326	278,719	279,120
Interest on short-term investments	1,922	1,554	2,493	2,228	3,514
Total interest income - taxable equivalent	1,167,558	1,159,410	1,119,617	1,178,476	1,260,544
Interest expense
Interest on deposits	254,248	258,187	259,602	315,532	381,409
Interest on short-term borrowed funds	24,140	26,464	26,449	35,451	55,913
Interest on long-term debt	146,515	147,518	148,310	152,488	154,498
Total interest expense	424,903	432,169	434,361	503,471	591,820
Net interest income - taxable equivalent	742,655	727,241	685,256	675,005	668,724
Less: Taxable equivalent adjustment	40,563	37,210	37,990	42,938	45,572
Net interest income	702,092	690,031	647,266	632,067	623,152
Provision for loan & lease losses	64,000	58,500	56,500	65,000	45,500
Net interest income after provision for
loan & lease losses	638,092	631,531	590,766	567,067	577,652
Noninterest income
Service charges on deposits	104,754	101,874	90,162	93,773	88,305
Mortgage banking income	(59,455)	43,963	50,562	39,194	52,068
Investment banking & brokerage fees & commissions	47,912	56,039	52,893	45,085	43,599
Trust revenue	27,388	24,197	23,128	18,962	22,931
Agency insurance commissions	76,502	74,063	63,883	45,724	44,120
Other insurance commissions	3,899	3,986	3,485	4,122	3,089
Other nondeposit fees & commissions	54,145	52,100	44,122	46,709	48,600
Securities gains (losses), net	135,519	19,666	13,407	32,257	3,786
Other income	31,583	28,244	33,084	31,183	30,095
Total noninterest income	422,247	404,132	374,726	357,009	336,593
Noninterest expense
Personnel expense	323,119	319,622	304,893	288,235	281,830
Occupancy & equipment expense	85,550	84,688	83,451	73,890	79,222
Foreclosed property expense	2,874	880	341	1,158	673
Amortization of intangibles	7,073	6,258	4,351	17,854	18,529
Other noninterest expense	174,751	163,850	140,655	140,144	134,456
Total noninterest expense	593,367	575,298	533,691	521,281	514,710
Income before income taxes	466,972	460,365	431,801	402,795	399,535
Provision for income taxes	131,003	131,363	122,554	115,049	116,020
Income excluding merger-related charges (1)	$335,969	$329,002	$309,247	$287,746	$283,515

PER SHARE DATA EXCLUDING
MERGER-RELATED CHARGES (1)
Basic earnings	$.70	$.69	$.67	$.63	$.62
Diluted earnings	.70	.68	.66	.63	.62
Dividends paid on common shares	.29	.26	.26	.26	.26
Book value per share	$15.68	$14.99	$14.66	$13.50	$13.18

RATIOS EXCLUDING
MERGER-RELATED CHARGES (1)
Return on average assets	1.72%	1.75%	1.75%	1.62%	1.62%
Return on average equity	18.09	18.44	19.39	18.56	19.05
Return on average realized equity (2)	18.93	19.08	20.32	19.89	20.00
Net yield on earning assets (taxable equivalent)	4.25	4.27	4.26	4.20	4.19
Efficiency (taxable equivalent) (3)	50.9	50.9	50.5	50.4	51.3
Noninterest income as a percentage of
total income (taxable equivalent) (3)	36.0	35.5	35.1	34.6	33.2
Equity as a percentage of total assets
end of period	9.6	9.3	9.4	8.7	8.5
Average earning assets as a percentage of
average total assets	89.8	90.3	90.6	90.7	91.4
Average loans & leases as a percentage of
average deposits	102.1	101.9	104.7	105.7	106.0

CASH BASIS PERFORMANCE EXCLUDING
MERGER-RELATED CHARGES (1)(4)
Earnings excluding merger-related charges	$340,261	$332,899	$311,951	$304,526	$300,643
Diluted earnings per share	.71	.69	.67	.66	.65
Return on average tangible assets	1.78%	1.81%	1.80%	1.73%	1.73%
Return on average tangible equity	23.72	23.94	23.46	22.87	23.57
Return on average realized tangible equity (2)	25.17	25.01	24.82	24.81	24.94
Efficiency ratio (taxable equivalent) (3)	50.3	50.4	50.1	48.6	49.6

NOTES:		Applicable ratios are annualized.
	(1)	Net merger-related charges totaled $7.8 million, $1.1 million, $(.4 million), $9.8 million and $61.5 million, net of tax, for the quarters ended September 30, 2002, June 30, 2002, March 31, 2002, December 31, 2001 and September 30,
	(2)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(3)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related charges.
	(4)	Cash basis performance excludes the effect on earnings of amortization expense applicable to intangible assets and the unamortized balances of intangibles from assets and equity.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	9/30/02	6/30/02	3/31/02	12/31/01	9/30/01

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,416,181	$18,076,387	$17,515,228	$16,621,684	$16,679,755
Securities held to maturity	51,401	47,366	44,189	40,496	38,379
Trading securities	121,525	132,305	143,976	97,675	116,523
Total securities	16,589,107	18,256,058	17,703,393	16,759,855	16,834,657
Commercial loans & leases	28,880,433	28,362,233	28,102,661	25,959,142	25,532,901
Consumer loans	12,782,666	12,376,586	12,008,377	11,214,193	11,278,277
Revolving credit loans	1,010,860	985,487	953,748	951,319	908,868
Mortgage loans	10,390,742	8,806,304	9,092,620	9,318,519	9,429,390
Total loans & leases	53,064,701	50,530,610	50,157,406	47,443,173	47,149,436
Allowance for loan & lease losses	723,688	706,446	705,905	644,418	634,552
Other earning assets	518,476	330,555	333,035	360,789	370,912
Total earning assets	69,629,079	68,638,124	67,924,614	64,087,088	63,685,851
Total assets	78,186,831	76,333,441	74,949,720	70,869,945	70,309,046
Noninterest-bearing deposits	7,967,366	7,625,530	7,142,729	6,939,640	6,356,051
Savings & interest checking	2,970,575	3,290,255	3,287,663	3,013,702	3,094,104
Money rate savings	15,636,969	14,632,630	14,894,883	13,902,088	13,156,255
CDs and other time deposits	23,236,561	25,360,774	23,145,964	20,877,845	22,607,819
Total deposits	49,811,471	50,909,189	48,471,239	44,733,275	45,214,229
Short-term borrowed funds	4,797,992	4,930,434	6,043,367	6,649,100	5,923,442
Long-term debt	13,384,826	10,979,492	11,444,091	11,721,076	11,408,329
Total interest-bearing liabilities	60,026,923	59,193,585	58,815,968	56,163,811	56,189,949
Total shareholders' equity	7,534,817	7,128,356	7,055,418	6,150,209	5,969,828
Goodwill	1,698,563	1,457,257	1,417,993	879,903	792,689
Core deposit & other intangibles	138,616	119,533	137,202	54,456	42,950
Total intangibles	1,837,179	1,576,790	1,555,195	934,359	835,639
Mortgage servicing rights	280,821	395,654	386,386	359,037	340,746
Negative goodwill	$--	$--	$--	$9,780	$10,465

Average balances
Securities, at amortized cost	$17,574,918	$17,593,605	$16,481,523	$16,239,595	$16,015,660
Commercial loans & leases	28,519,409	28,210,576	26,340,603	25,801,611	25,497,844
Consumer loans	12,630,287	12,278,571	11,404,392	11,249,000	11,278,665
Revolving credit loans	997,863	968,088	944,385	919,501	897,121
Mortgage loans	9,480,717	8,808,602	9,143,932	9,452,120	9,510,234
Total loans & leases	51,628,276	50,265,837	47,833,312	47,422,232	47,183,864
Other earning assets	456,475	354,745	455,620	354,614	437,959
Total earning assets	69,659,668	68,214,187	64,770,455	64,016,441	63,637,483
Total assets	77,571,231	75,538,200	71,481,754	70,610,330	69,590,582
Noninterest-bearing deposits	7,383,310	7,157,722	6,498,675	6,560,631	6,319,783
Savings & interest checking	3,350,476	3,568,247	3,201,268	3,240,975	3,313,821
Money rate savings	15,110,502	14,617,809	13,721,226	13,208,472	12,654,015
CDs and other time deposits	24,708,799	24,007,125	22,276,896	21,864,320	22,237,050
Total deposits	50,553,087	49,350,903	45,698,065	44,874,398	44,524,669
Short-term borrowed funds	5,245,125	5,788,023	5,930,643	6,427,523	6,451,865
Long-term debt	12,313,297	11,287,626	11,572,300	11,492,851	11,174,903
Total interest-bearing liabilities	60,728,200	59,268,830	56,702,333	56,234,141	55,831,654
Total shareholders' equity	$7,370,304	$7,156,600	$6,469,084	$6,150,335	$5,903,303

RISK-BASED CAPITAL (1)
Risk-based capital:
Tier 1	$5,523,128	$5,347,662	$5,371,989	$5,002,896	$4,829,647
Total	7,714,703	7,021,213	7,205,160	6,796,958	6,613,329
Risk-weighted assets	56,957,582	54,996,625	54,080,258	50,972,300	50,130,294
Average quarterly tangible assets	75,420,627	73,627,410	69,534,802	69,262,888	68,411,234
Risk-based capital ratios:
Tier 1	9.7%	9.7%	9.9%	9.8%	9.6%
Total	13.5	12.8	13.3	13.3	13.2
Leverage capital ratio	7.3	7.3	7.7	7.2	7.1

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Current quarter information is estimated.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	9/30/02		6/30/02		3/31/02		12/31/01		9/30/01

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$706,446		$705,905		$644,418		$634,552		$610,171
Allowance for acquired loans, net	16,861		136		61,177		9,047		--
Provision for loan & lease losses	64,000		58,500		56,500		65,000		68,500
Charge-offs	(77,732)		(69,144)		(67,206)		(76,082)		(54,885)
Recoveries	14,113		11,049		11,016		11,901		10,766

Net charge-offs	(63,619)		(58,095)		(56,190)		(64,181)		(44,119)

Ending balance	$723,688		$706,446		$705,905		$644,418		$634,552

Nonperforming Assets
Nonaccrual loans & leases	$358,823		$335,287		$354,916		$316,607		$266,384
Foreclosed real estate	46,378		49,009		46,687		39,106		34,601
Other foreclosed property	17,712		15,803		20,734		17,858		17,733
Restructured loans	2,358		--		--		--		183

Nonperforming assets	$425,271		$400,099		$422,337		$373,571		$318,901

Loans 90 days or more past due
& still accruing	$100,147		$98,143		$100,962		$101,778		$93,968
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.19%		.19%		.20%		.21%		.20%

Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.68%		.66%		.71%		.67%		.57%
Nonperforming assets as a percentage of:
Total assets	.54		.52		.56		.53		.45
Loans & leases plus
foreclosed property	.80		.79		.84		.79		.68
Net charge-offs as a percentage of
average loans & leases	.49		.46		.48		.54		.37
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.40		.38		.37		.46		.30
Allowance for loan & lease losses as
a percentage of loans & leases	1.36		1.40		1.41		1.36		1.35
Ratio of allowance for loan & lease losses to:
Net charge-offs	2.87	x	3.03	x	3.10	x	2.53	x	3.63	x
Nonaccrual and restructured loans & leases	2.00		2.11		1.99		2.04		2.38

	As of / for the Nine Months Ended				Increase (Decrease)

	9/30/02		9/30/01		$	%

Allowance For Loan & Lease Losses
Beginning balance	$644,418		$578,107		$66,311	11.5
Allowance for acquired loans	78,174		20,036		58,138	NM
Provision for loan & lease losses	179,000		159,318		19,682	12.4
Charge-offs	(214,082)		(155,147)		(58,935)	(38.0)
Recoveries	36,178		32,238		3,940	12.2

Net charge-offs	(177,904)		(122,909)		(54,995)	(44.7)

Ending balance	$723,688		$634,552		$89,136	14.0

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.48%		.35%
Ratio of allowance for loan & lease losses to
net charge-offs	3.04	x	3.86	x

	For the Quarter Ended

	9/30/02	6/30/02	3/31/02	12/31/01	9/30/01

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	5.98%	6.20%	6.49%	6.77%	6.87%
Loans & leases	6.91	7.03	7.14	7.52	8.24

Total earning assets	6.67	6.81	6.97	7.33	7.88

Interest expense:
Interest-bearing deposits	2.34	2.45	2.69	3.27	3.96
Short-term borrowed funds	1.83	1.83	1.81	2.19	3.44
Long-term debt	4.73	5.24	5.19	5.27	5.49

Total interest-bearing liabilities	2.78	2.92	3.10	3.55	4.21

Net yield on earning assets	4.25%	4.27%	4.26%	4.20%	4.19%

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Excludes merger-related charges. Fully taxable equivalent yields. Securities yields calculated based on amortized cost.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	9/30/01	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,540,505	$27,571,476	$969,029	3.5
Consumer loans	12,315,328	11,924,776	390,552	3.3
Revolving credit loans	976,317	901,046	75,271	8.4
Mortgage loans (2)	10,627,639	11,219,732	(592,093)	(5.3)
Total loans & leases	52,459,789	51,617,030	842,759	1.6
Noninterest-bearing deposits (3)	7,454,114	6,839,674	614,440	9.0
Interest-bearing transaction accounts	18,594,516	17,313,818	1,280,698	7.4
CDs and other time deposits	24,630,431	25,076,525	(446,094)	(1.8)
Total deposits	$50,679,061	$49,230,017	$1,449,044	2.9

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	9/30/01	$	%

SELECTED INCOME STATEMENT ITEMS EXCLUDING
MERGER-RELATED CHARGES AND PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$2,080,762	$1,951,588	$129,174	6.6%
Noninterest income
Service charges on deposits	280,883	255,749	25,134	9.8
Mortgage banking income (4)	29,675	144,742	(115,067)	NM
Investment banking & brokerage fees & commissions	155,994	130,211	25,783	19.8
Trust revenue	66,464	71,936	(5,472)	(7.6)
Agency insurance commissions	146,214	131,122	15,092	11.5
Other insurance commissions	10,727	9,478	1,249	13.2
Other nondeposit fees & commissions	140,720	140,899	(179)	(0.1)
Securities gains (losses), net (4)	167,767	10,994	156,773	NM
Other income	90,941	80,942	9,999	12.4
Total noninterest income	1,089,385	976,073	113,312	11.6
Noninterest expense
Personnel expense	853,094	838,623	14,471	1.7
Occupancy & equipment expense	238,400	229,496	8,904	3.9
Other noninterest expense	455,574	440,884	14,690	3.3
Total noninterest expense	$1,547,068	$1,509,003	$38,065	2.5%

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	9/30/01	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,734,610	$27,990,080	$744,530	2.7
Consumer loans	12,634,310	12,041,576	592,734	4.9
Revolving credit loans	997,863	923,351	74,512	8.1
Mortgage loans (2)	10,461,110	11,204,526	(743,416)	(6.	6)
Total loans & leases	52,827,893	52,159,533	668,360	1.3
Noninterest-bearing deposits (3)	7,709,750	7,090,044	619,706	8.7
Interest-bearing transaction accounts	18,742,524	17,627,400	1,115,124	6.3
CDs and other time deposits	25,090,808	24,774,503	316,305	1.3
Total deposits	$51,543,082	$49,491,947	$2,051,135	4.1

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	9/30/01	$	%

SELECTED INCOME STATEMENT ITEMS EXCLUDING
MERGER-RELATED CHARGES AND PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$695,710	$668,724	$26,986	4.0%
Noninterest income
Service charges on deposits	97,747	88,305	9,442	10.7
Mortgage banking income (4)	(62,344)	52,068	(114,412)	NM
Investment banking & brokerage fees & commissions	47,530	43,599	3,931	9.0
Trust revenue	22,632	22,931	(299)	(1.3)
Agency insurance commissions	49,136	44,120	5,016	11.4
Other insurance commissions	3,610	3,089	521	16.9
Other nondeposit fees & commissions	49,779	48,600	1,179	2.4
Securities gains (losses), net (4)	135,051	3,786	131,265	NM
Other income	30,927	30,095	832	2.8
Total noninterest income	374,068	336,593	37,475	11.1
Noninterest expense
Personnel expense	281,868	281,830	38	--
Occupancy & equipment expense	78,842	79,222	(380)	(0.5)
Other noninterest expense	164,921	153,658	11,263	7.3
Total noninterest expense	$525,631	$514,710	$10,921	2.1%

NOTES:	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions purchased during 2002 and 2001.
	(2)	Excludes the impact of mortgage loan securitization programs in 2001.
	(3)	Excludes the impact of the outsourcing of official checks in both 2002 and 2001.
	(4)	Mortgage banking income includes a provision for the impairment of mortgage servicing rights totaling $156.4 million and $130.8 million for the nine months and three months ended September 30, 2002, respectively. These provisions are offset by securities
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	6/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,734,610	$28,523,085	$211,525	2.9%
Consumer loans	12,634,310	12,284,759	349,551	11.3
Revolving credit loans	997,863	968,088	29,775	12.2
Mortgage loans (2)	10,085,695	9,705,772	379,923	15.5
Total loans & leases	52,452,478	51,481,704	970,774	7.5
Noninterest-bearing deposits (3)	7,709,750	7,419,132	290,618	15.5
Interest-bearing transaction accounts	18,742,524	18,621,091	121,433	2.6
CDs and other time deposits	25,090,808	24,581,856	508,952	8.2
Total deposits	$51,543,082	$50,622,079	$921,003	7.2%

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/02	6/30/02	$	%

SELECTED INCOME STATEMENT ITEMS EXCLUDING
MERGER-RELATED CHARGES AND PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$739,135	$727,241	$11,894	6.5%
Noninterest income
Service charges on deposits	104,740	101,874	2,866	11.2
Mortgage banking income (4)	(61,175)	43,963	(105,138)	NM
Investment banking & brokerage fees & commissions	47,912	56,039	(8,127)	(57.5)
Trust revenue	26,431	24,197	2,234	36.6
Agency insurance commissions	76,211	74,063	2,148	11.5
Other insurance commissions	3,847	3,986	(139)	(13.8)
Other nondeposit fees & commissions	54,142	52,100	2,042	15.5
Securities gains (losses), net (4)	135,519	19,666	115,853	NM
Other income	31,433	28,244	3,189	44.8
Total noninterest income	419,060	404,132	14,928	14.7
Noninterest expense
Personnel expense	320,959	319,622	1,337	1.7
Occupancy & equipment expense	85,112	84,688	424	2.0
Other noninterest expense	183,223	170,988	12,235	28.4
Total noninterest expense	$589,294	$575,298	$13,996	9.7%

NOTES:		Applicable growth rates are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions purchased during 2002 and 2001.
	(2)	Excludes the impact of mortgage loan securitization programs in 2001.
	(3)	Excludes the impact of the outsourcing of official checks in both 2002 and 2001.
	(4)	Mortgage banking income includes provisions for the impairment of mortgage servicing rights totaling $130.8 million and $15.8 million for the three months ended September 30, 2002, and June 30, 2002, respectively. These provisions are offset by securities
	NM	- not meaningful.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       October 11, 2002